JULY 31, 2018

SUPPLEMENT TO

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JUNE 25, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, under the heading “Hartford Multi-Asset Income Fund Summary Section – Past Performance - Average Annual Total Returns,” the sub-section entitled “Average Annual Total Returns” is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund’s blended benchmark and the Fund’s two broad-based market indices. The returns are also shown below for the Fund’s former benchmarks and blended benchmarks. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

As of December 31, 2017, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Average annual total returns for periods ending December 31, 2017 (including sales charges)*

Share Classes	1 Year	Since Inception (4/30/14)
Class A – Return Before Taxes	4.75%	1.69%
– After Taxes on Distributions	2.70%	0.01%
– After Taxes on Distributions and Sale of Fund Shares	2.94%	0.62%
Share Classes (Return Before Taxes)
Class T	6.94%	2.27%
Class C	8.07%	2.25%
Class I	9.84%	3.20%
Class R3	9.63%	2.72%
Class R4	9.75%	2.98%
Class R5	9.80%	3.14%
Class Y	9.90%	3.25%
Class F	9.92%	3.22%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index	11.46%	7.07%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.70%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.90%	12.34%
30% MSCI All Country World (ACWI) Index (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% S&P/LSTA Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus	12.23%	5.65%
MSCI All Country World (ACWI) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	23.97%	8.14%
ICE BofAML Global High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	10.17%	4.26%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.12%	3.69%
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes)	8.29%	5.51%
30% MSCI All Country World Index (ACWI) (Net)/ 23.4% ICE BofAML Global High Yield Constrained Index/ 23.3% Credit Suisse Leveraged Loan Index/ 23.3% JP Morgan Emerging Markets Bond Index Plus	12.27%	5.68%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.25%	3.80%

*	Effective July 31, 2018, the Fund changed its benchmarks to Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index and its blended benchmark to 55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index. The Fund changed these benchmarks because the Investment Manager believes that these benchmarks better reflect the Fund’s investment strategy. On March 1, 2018, the Fund previously changed one of its fixed income benchmarks, the Credit Suisse Leveraged Loan Index, to the S&P/LSTA Leveraged Loan Index, as well as its blended benchmark to reflect the replacement of the Credit Suisse Leveraged Loan Index with the S&P/LSTA Leveraged Loan Index. The Fund changed these benchmarks because the Investment Manager believed that the Credit Suisse Leverage Loan Index better reflected the Fund's investment strategy on March 1, 2018. The blended benchmarks are calculated by the Investment Manager.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7391	July 2018